NINTH RULE 24 CERTIFICATE
                                                      SEC FILE NO. 70-8297
                                                  EXHIBIT D    PAGE 1 OF 2



                    DATA-TRACK ACCOUNT SERVICES, INC.

                              BALANCE SHEET

                          AT SEPTEMBER 30, 1995



ASSETS
------
Current Assets:
   Cash                                                 $119,584
   Accounts Receivable-
      Intercompany                                        23,057
      Other                                                    0
      Allowance for Uncollectible Accounts                     0
   Notes Receivable-
      Intercompany                                       400,000
      Other                                                    0
   Materials and Supplies                                      0
   Prepayments                                               589
   Other Current Assets                                        0
                                                    -------------
Total Current Assets                                     543,220
                                                    -------------
Property, Plant and Equipment                            110,738

Less: Accumulated Depreciation, Depletion
        and Amortization                                  (3,150)
                                                    -------------
Net Property, Plant and Equipment                        107,588
                                                    -------------
Other Assets:
   Other Assets                                            2,843
   Deferred Charges                                            0
   Notes Receivable                                            0
                                                    -------------
Total Other Assets                                         2,843
                                                    -------------

   Total Assets                                         $653,651
                                                    =============


                                                 NINTH RULE 24 CERTIFICATE
                                                      SEC FILE NO. 70-8297
                                                  EXHIBIT D    PAGE 2 OF 2



                    DATA-TRACK ACCOUNT SERVICES, INC.

                              BALANCE SHEET

                          AT SEPTEMBER 30, 1995



LIABILITIES AND STOCKHOLDERS' EQUITY
-------------------------
Current Liabilities:
   Accounts Payable-
      Intercompany                                            $ 23,418
      Other                                                        493
   Notes Payable-Intercompany                                        0
   Accrued Liabilities
   Federal Income Taxes                                         18,644
   Other Accrued Taxes                                           3,122
                                                          -------------
Total Current Liabilities                                       45,677
                                                          -------------

Other Liabilities:
   Accumulated Deferred Income Taxes                              (821)
   Other Deferred Credits                                       (2,882)
                                                          -------------
                                                                (3,703)
                                                          -------------
Total Other Liabilities                                         41,974
                                                          -------------
Stockholders' Equity:
   Common Stock-$1 Par Value
    Authorized-1000 Shares; Issued and
    Outstanding-1000 Shares                                      1,000
   Paid in Capital                                             499,000
   Earnings Reinvested in the Business                         111,676
                                                          -------------
Total Capitalization                                           611,676
                                                          -------------

   Total Liabilities and Stockholders Equity                  $653,651
                                                          =============